Exhibit 99.1

2019 Investor Day March 11, 2019

2019 Investor Day March 11, 2019

Forward Looking Statements Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of applicable securities laws. Generally, these statements can be identified by the use of words such as "guidance," "believes," "estimates," "anticipates," "expects," "on track," "feels," "forecasts," "seeks," "projects," "intends," "plans," "may," "will," "should," "could," "would" and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company's forward-looking statements. These risks and uncertainties include, but are not limited to: consumer reaction to public health and food safety issues; competition; increases in labor costs; government actions and policies; increases in unemployment rates and taxes; local, regional, national and international economic conditions; consumer confidence and spending patterns; price and availability of commodities; challenges associated with our expansion, remodeling and relocation plans; interruption or breach of our systems or loss of consumer or employee information; political, social and legal conditions in international markets and their effects on foreign operations and foreign currency exchange rates; our ability to preserve the value of and grow our brands; the seasonality of the Company's business; weather, acts of God and other disasters; changes in patterns of consumer traffic, consumer tastes and dietary habits; the effectiveness of our strategic actions; the cost and availability of credit; interest rate changes; compliance with debt covenants and the Company's ability to make debt payments and planned investments; and our ability to continue to pay dividends and repurchase shares of our common stock. Further information on potential factors that could affect the Company’s financial results and its forward-looking statements is included in its Form 10-K filed with the Securities and Exchange Commission on February 27, 2019 and its subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.  This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Company’s business and performance. These measures may differ from non-GAAP measures used by other companies and should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided at the end of this presentation.

Liz Smith Chairman and CEO Introductions and Strategy Review

Agenda for Today Strategic review Financial outlook Brand updates Portfolio growth initiatives Management Q&A Culinary presentation 9:00a to 9:30a 9:30a to 10:15a 10:15a to 11:00a 11:00a to 11:30a 11:30a to Noon Noon to end

Key Messages for Today Great brands in casual dining are alive and well Lines blurring between CDR and other dining options presents growth opportunities BLMN strategy is to “win within” and “extend beyond” Made portfolio investments to drive growth Step-change in our platform for customer scale Inflection point of growth and margin is here We have the right team to keep the momentum

CDR is $~80B of $~1.6T Total Food Expenditures National Restaurant Association, USDA All food expenditures $1,620B Dining out of home $870B $86B CDR

Source: Knapp Track The Ongoing Supply/Demand Imbalance in CDR Challenges Sales Comps Over the last ten years… -2.0% to -2.5% +1.0% to 1.5% CDR Traffic CAGR% CDR Supply CAGR%

On-demand convenience (where and when) Digital interaction and engagement Food is an immersive, social experience 28% of consumers stay at home more vs. two years ago Among 18-34, 30% replacing carryout with delivery 2B+ digital restaurant orders in 2018 11 hours of screen time per day 34 days per year spent on social media 121 emails received per day on average 300 million food-related Instagram posts in 2018 Changing Customer Preferences Impact Traditional CDR Experience Source: NPD, Restaurant Business, QSR Magazine

New Dining Formats have Emerged to Meet New Needs Food Halls Food Trucks “Eatertainment” Retail Cafes

Brands are Using New Ways to Connect and Interact with Customers Consider Purchase Wait Retain Eat Buy Anywhere Targeted Marketing Loyalty Instant Feedback Call Ahead Seating Order Tracking Instagram

What Has Not Changed: In-Restaurant Execution Remains Critical Menu Innovation Value Service Ambiance Marketing and Advertising Customer Win Within

Ambiance Service Value Beverage Food Bottom comp sales quartile brands Top comp sales quartile brands Net social media sentiment (+ minus -) Points of Differentiation Cost of Entry Winning in Traditional CDR Requires a Differentiated Experience Source: Black Box Intelligence and White Box Social Intelligence

* (real $) Indexed to 1997 Growing Opportunity to Bring Food to Our Guests’ Tables at Home *Source: The NPD Group/National Eating Trends® and CREST®, years ending February 2018 Extend Beyond

In-Home Dining has Evolved Away from Homemade to Home Consumed Dry Packaged Only Groceries Including Fresh and Frozen Meal Kit Delivery w/Fresh Ingredients Groceries, Prepared Meals Restaurant Delivery Convenient More Convenient Source: The NPD Group

Delivery occasions (35+) (18-34) 29% of Millennials >1 meal per week delivery 46% of Boomer+ <1 meal per month delivery % customers Source: The NPD Group/Delivery Custom Survey, June 2016 Delivery is the New Normal for Young Consumers

New Paradigm Creates Opportunity for BBI Dining out of home $870B $86B CDR Sales* $750B Dining in home Dining out of home Competitive sets Must win within the core… …and extend beyond our traditional reach *Source: The NPD Group/CREST® YE Dec ‘18

Our Priorities are Clear Fortify the Core 360˚ In-Restaurant Experience Enhanced Quality and Service Reach Our Customers Off-Premises Loyalty Digital

We Have Invested to Fortify the Core… 360˚ In-Restaurant Experience Enhanced Quality and Service $20M invested in service training and labor $400M invested in remodels across brands $30M invested in: Food quality Portions Reduced complexity

…And Built an Infrastructure to Reach Our Customers 500+ units live 300 remodels in next three years to support off-premises Built personalization capabilities Integrated into all brands Built digital ordering platform Highly rated digital app Off-Premises Loyalty Digital

The Investments are Paying Off SSS Growth % Combined US Reinvestment in Core

BLMN Portfolio Construct for Sustainable Growth 360° Customer Experience Off-Premises CRM / Loyalty Digital Tightly edited portfolio Platform for customer scale Brand differentiation

David Deno CFAO Financial Outlook

Agenda 2018 Recap Long-Term Growth Framework Capital Allocation Philosophy 2019 Guidance

2018 Recap

Key Takeaways from 2018 Focus on healthy sustainable traffic Qualified incremental sales layers across loyalty, digital, and off-premises Robust margin expansion opportunity with large investments behind us Positioned to further leverage portfolio to drive efficiencies Generate significant free cash flow to invest in business, de-lever balance sheet and return cash to shareholders 1 2 3 4 5

Achieved 2018 Commitments Guidance / Commitment Actual Assessment 1.0% to 2.0% Positive comps at all U.S. concepts Comp Sales 2.5% Quality sales and prudent cost management Adj. Operating Margins Full Year Expansion 52-week comparable calendar +10 bps ü Adjusted EPS $1.38 to $1.45 Delivered 25% comparable EPS growth $1.50

Returned ~$1B to Shareholders Over the Last 4 Years Dividends & Share Repurchases ($ in millions) Share Repurchases Dividends Cash used to repurchase shares only done after making all the investments needed to grow the business Monetized real estate at attractive valuations

Long-Term Growth Framework

Long-Term Growth Framework (Annual) U.S Comparable Restaurant Sales Total Shareholder Return Adjusted Operating Margin Expansion Capital Expenditures Commodity Inflation Number of New System-wide Restaurants Approx. 1.5% to 2% 10% to 15% ~50 bps / year Approx. $200M 2%+ 20 to 40

Financial Goals Updated to Reflect Current Environment Off-premises represents significant and incremental sales opportunity More conservative pricing outlook to deliver value Large upfront investments complete What’s Changed? Productivity pipeline and efficiency savings Significant margin improvement opportunities Improving capital structure affords more flexibility What Hasn’t Changed?

Long-Term Operating Margin Opportunity ~250 bps operating margin opportunity vs peers Continue to narrow gap through: Sales momentum from healthy traffic and incremental sales layers Monetization of investments Disciplined cost management Long-term target of 7% Quality ingredients will not be sacrificed Adjusted Operating Margins

Multiple Levers Available to Drive Annual Margin Gains AUV leverage Productivity Marketing Shift G&A International Operating leverage from high quality traffic ~$50M / year in cost savings From mass marketing to mass personalization High margin international business Flat to down G&A dollar spend target

Percent of Business Average Ticket Flow Through LT Potential Size of Prize Focused on Growing Volume in the Box Average Outback In-Restaurant Off-Premises 88% $54 $$$ ++ 12% $27 / $42 $$ +++ To Go Delivery $3.6M AUV AUV Leverage

Off-Premises has Huge Long Term Potential Committed to Omni Channel Approach 25%+ Off-Premises Mix Opportunity 700 Units Future State Complete Rollout in 2019 Delivery Unit Potential ~80%+ of locations direct Delivery Unit Potential ~80% of locations direct Incremental Sales and Profit AUV Leverage

Productivity Opportunity Remains Robust Supplier Efficiency Labor Management Food / Liquor Waste Process Simplification Facilities Management Fraud / Discount Reduction Continued Focus on Optimizing: Annual Productivity Savings ($M) Productivity

Winning Formula: Pricing + Productivity Offsets Inflation Inflationary pressures expected to continue Productivity allows for prudent pricing Pricing below inflation protects traffic Invest in customer experience while growing margins > I $ + P (PRICING) (PRODUCTIVITY) Productivity (INFLATION)

Optimizing Efficiencies Across Marketing Shift from mass marketing to mass personalization Media spend efficiencies through higher digital ROI $53M Marketing Shift

Capturing Efficiencies in G&A Optimized G&A structure Disciplined cost management Reallocating dollars towards higher growth initiatives Target flat to down G&A dollar spend G&A $14M Adjusted GAAP figures

International Continues as a Growth Priority Brazil to anchor LATAM Build new Outbacks Abbraccio opportunity Test smaller footprint Grow LATAM franchise base Continue to grow around the world Grow franchise base Develop smaller formats Strong partners in South Korea Continue to invest in high growth equity markets while expanding franchise base in non-core markets International

Brazil Remains a Key Part of International Growth Story Units doubled since acquisition …now at 92 Revenues of $537M USD (2014 - Constant Currency) …15% CAGR Profits of $52M USD (2014 - Constant Currency) …10% CAGR Note: CAGR calculated based on 2014 constant currency comparative. Above data was translated at average exchange rates of 2.33 & 3.59 in FY 2014 and FY 2018, respectively. Impressive Growth from Outback Brazil Brazil Continues to be a Growth Vehicle for Us Underpenetrated market High brand regard with Outback Operating two brands in two largest food sectors (steak, Italian) Recent São Paulo Opening International

Abbraccio is the Brazilian Carrabba’s 12 locations currently with potential for 50+ Capitalizing on underpenetrated market for Italian Abbraccio Average Unit Volumes similar to new Outback locations Momentum in Brazil with Abbraccio

Emerging Growth Layer with Delivery 12 restaurants started offering delivery Large incremental sales opportunity Utilizing third party delivery with attractive economics Online consumer feedback 4.8 out of 5     Early Efforts With Delivery Showing Success

Confident We Can Achieve Margin Targets AUV leverage 2018 Adjusted Operating Margin Marketing Shift 4.6% 7.0%

Capital Allocation Philosophy

Capital Allocation Philosophy Strong Free Cash Flow Remodels 1st Priority to Ensure Restaurants Receive Capital to be Successful Relocations New Store Development Share Repurchases Return Cash to Shareholders & Deleverage Balance Sheet Dividends Debt Paydown & Refinancing

New Store Development Opportunities Newest Outback Opening in Tampa, FL Fleming’s in Miami, FL International 50 new Outbacks, 50 new Abbraccios in Brazil Grow Franchise Base Test Smaller Box Footprint Domestic 50 new Outback locations in U.S. 15-20 new Fleming’s locations Bonefish new restaurant potential

Completed over 50 relocations since 2012 30%+ sales lift Potential for an additional 50+ Outback Steakhouse relocations Outback AUVs ($M) 30%+ sales lift Relocation Opportunities Generating Significant Lifts

Excess cash flow after business reinvestment dedicated towards debt paydown and returning cash to shareholders Targeting towards investment grade Strong FCF Provides Capital Allocation Flexibility Generate annual free cash flow of ~$100M Comfortable with long-term debt level approaching 3x (Adjusted net debt / EBITDAR)

Go Forward Growth Model Framework Off-Premises, Digital, Loyalty Sales Levers 1.5% to 2% Comp Sales Growth International Expansion Ongoing Productivity Efforts Margin Levers Healthy Traffic Disciplined Cost Structure +10% to +15% Long-term TSR Target

2019 Guidance

2019 Guidance U.S Comparable Restaurant Sales Adjusted Earnings Per Share Growth1 Adjusted Operating Margins Expansion1 Capital Expenditures Commodity Inflation Number of New System-wide Restaurants 2.0% - 2.5% 10% to 15% 50 - 70 bps $175M - $200M Approx. 2% Approx. 20 1 Excluding the impact of the new lease accounting standard

Appendix

Adjusted Operating Income Margin Reconciliation FISCAL YEAR ($ in thousands) 2018 2017     Income from Operations $ 145,253 $ 138,686 Operating Income Margin 3.5% 3.3% Adjustments:     Restaurant and asset impairments and closing costs 29,542 42,767 Restaurant relocations and related costs 8,647 12,539 Legal and contingent matters 1,068 553 Severance 3,493 11,006 Transaction-related expenses - 1,447     Total income from operations adjustments 42,750 68,312 Adjusted income from operations $ 188,003 $ 206,998 Adjusted operating income margin 4.6% 4.9% Note: Please refer to the section entitled “Non-GAAP Financial Measures” included in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our 2018 Form 10-K for more information regarding the adjustments above.

Adjusted Net Income Reconciliation FISCAL YEAR ($ in thousands) 2018 2017 Net income attributable to Bloomin' Brands $ 107,098 $ 101,293 Adjustments:     Income from operations adjustments 42,750 68,312 Loss on defeasance, extinguishment and modification of debt - 1,069 Gain on disposal of business and other costs - (14,854)     Total adjustments, before income taxes $ 42,750 $ 54,527 Adjustment to provision for income taxes (8,944) (24,513) Net adjustments $ 33,806 $ 30,014 Adjusted net income $ 140,904 $ 131,307     Diluted earnings per share $ 1.14 $ 1.02 Adjusted diluted earnings per share $ 1.50 $ 1.32 Remove Fiscal 2017 53rd Week Impact (1) - (0.11) Adjusted diluted earnings per share on a comparable period basis (1) $ 1.50 $ 1.20     Diluted weighted average common shares outstanding 94,075 99,707 Note: Please refer to the section entitled “Non-GAAP Financial Measures” included in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our 2018 Form 10-K for more information regarding the adjustments above. (1) The 53rd week of 2017 was estimated to have positively impacted both GAAP and adjusted diluted earnings per share by approximately $0.11 for fiscal year 2017. For comparability, we have presented adjusted diluted earnings per share excluding the impact of the 53rd week of December 25, 2017 to December 31, 2017.